December 15, 1999

                  DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                           DATED SEPTEMBER 30, 1999

      Effective December 31, 1999, the following information supplements and supersedes any contrary information contained in the sections of the Fund's Prospectus entitled "Your Investment - Account Policies" and "Your Investment - Services for Fund Investors."

      Right of Accumulation: lets you add the value of any shares in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, sold with a sales load (that you already own) to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

      Dreyfus Dividend Sweep: for automatically reinvesting the dividends and distributions from the fund into another Dreyfus fund or certain
Founders-advised funds (not available for IRAs).

      Dreyfus Auto-Exchange Privilege: for making regular exchanges from the fund into another Dreyfus fund or certain Founders-advised funds.

      Exchange Privilege: you can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds.

                                                                       070s1299





                                             December 15, 1999


                 Dreyfus Premier Worldwide Growth Fund, Inc.
              Supplement to Statement of Additional Information
                          Dated September 30, 1999


      Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "How to Buy Shares-- Right of Accumulation - Class A and Class T Shares."

      Reduced sales loads apply to any purchase of Class A and T shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.

      Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Fund Exchanges."

      You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence.

      Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services -- Dreyfus Auto-Exchange Privilege."

      Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder.

      Effective December 31, 1999, the following information supersedes and replaces the first sentence of the first paragraph contained in the section of the Fund's Statement of Additional Information entitled "Shareholder Services - Dreyfus Dividend Options."

      Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of the Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder.

      Effective December 31, 1999, the following information supplements and should be read in conjunction with the section of the Fund's Statement of Additional Information entitled "How to Buy Shares - Class T Shares."

      Class T shares are offered at net asset value without a sales load to employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds, the Dreyfus Premier Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus- sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided, at the time of such distribution, such qualified retirement plan or Dreyfus- sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in funds in the Dreyfus Premier Family of Funds, certain funds in the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans.